Capital risk	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Capital risk

Capital risk

Overview (unaudited)

Capital risk is the risk that we do not have an adequate amount or quality of capital to meet our internal business needs, regulatory requirements and market expectations, including dividend and AT1 distributions.

In this section, we set out how we are regulated. We also give details of the impact of IFRS 9 on regulatory capital, and the results of the Bank of England’s 2018 stress testing exercise. We explain how we manage capital on a standalone basis as a subsidiary in the Banco Santander group.

We then analyse our capital resources and key capital ratios including our leverage and RWAs.

Key metrics (unaudited) CET1 capital ratio of 13.2% (2017: 12.2%) Total capital resources decreased to £15.0bn (2017: £15.5bn) UK leverage ratio of 4.5% (2017: 4.4%)

THE SCOPE OF OUR CAPITAL ADEQUACY

Regulatory supervision

For capital purposes, we are subject to prudential supervision by the PRA, as a UK banking group, and by the European Central Bank (ECB) as a member of the Banco Santander group. The ECB supervises Banco Santander as part of the Single Supervisory Mechanism (SSM). Although we are part of the Banco Santander group, we do not have a guarantee from our immediate and ultimate parent Banco Santander SA and we operate as an autonomous subsidiary. As we are part of the UK sub-group that is regulated by the PRA, we have to meet the PRA capital requirements on a standalone basis. We also have to show the PRA that we can withstand capital stress tests without the support of our parent. Reinforcing our corporate governance framework, the PRA exercises oversight through its rules and regulations on the Board and senior management appointments. Santander UK Group Holdings plc is the holding company of Santander UK plc and is the head of the Santander UK group for regulatory capital and leverage purposes. The basis of consolidation for our capital disclosures is substantially the same as for our Consolidated Financial Statements. Following the implementation of our ring-fencing plans, with effect from 1 January 2019 Santander UK plc is now the head of the ring-fenced bank sub-group and is subject to regulatory capital and leverage rules.

CAPITAL RISK MANAGEMENT

The Board is responsible for capital management strategy and policy and ensuring that our capital resources are monitored and controlled within regulatory and internal limits. We manage our funding and maintain capital adequacy on a standalone basis. We operate within the capital risk framework and appetite approved by our Board. This reflects the commercial environment we operate in, our strategy for each material risk and the potential impact of any adverse scenarios or stresses on our capital position.

Management of capital requirements

Our capital risk appetite aims to maintain capital levels appropriate to the level of stress applied, and the expected regulatory response. In:

•	An adverse economic stress, which we might expect to occur once in 20 years, the firm should remain profitable and exceed all regulatory capital minimums at all times.

•

A very severe economic stress, which we might expect to occur once in 100 years, and which has been designed to test any specific weaknesses of a firm’s business model, the firm should meet all regulatory capital minimums at all times. This is subject to the use of regulatory buffers designed for such a stress.

Management of capital resources

We use a mix of regulatory and EC ratios and limits, internal buffers and restrictions to manage our capital resources. We also take account of the costs of differing capital instruments and capital management techniques. We also use these to shape the best structure for our capital needs. We decide how to allocate our capital resources as part of our strategic planning process. We base this in part on the relative returns on capital using both economic and regulatory capital measures.

We plan for severe stresses and we set out what action we would take if an extremely severe stress threatened our viability and solvency. This could include not paying dividends, selling assets, reducing our business and issuing more capital.

Risk measurement

We apply Banco Santander’s approach to capital measurement and risk management for CRD IV. As a result, Santander UK Group Holdings plc is classified as a significant subsidiary of Banco Santander SA.

Key metrics (unaudited)

The main metrics we use to measure capital risk are:

Key risk metrics	Description
CET1 capital ratio	CET1 capital divided by RWAs.

Total capital ratio	CRD IV end-point Tier 1 capital divided by RWAs.

UK leverage ratio	CRD IV end-point Tier 1 capital divided by leverage exposure.

Stress testing (unaudited)

Each year we create a capital plan, as part of our ICAAP. We share our ICAAP with the PRA. The PRA then tells us how much capital (Pillar 2A), and of what quality, it thinks we should hold on top of our Pillar 1 requirements. We also develop a series of macroeconomic scenarios to stress test our capital needs, and confirm that we have enough regulatory capital to meet our projected and stressed capital needs and to meet our obligations as they fall due. We augment our regulatory minimum capital with internally assigned buffers. We hold buffers to ensure we have enough time to take action against unexpected movements.

Risk mitigation

We have designed our capital risk framework, policies and procedures to ensure that we operate within our risk appetite. We manage capital transferability between our subsidiaries in line with our business strategy, our risk and capital management policies, and UK laws and regulations. There are no legal restrictions on us moving capital resources promptly, or repaying liabilities, between the Company and its subsidiaries. For details on our Recovery framework in the event of a capital stress, see the risk mitigation section in the ‘Liquidity risk’ section.

Risk monitoring and reporting

We monitor and report regularly against our capital plan. We do this to identify any change in our business performance that might affect our capital. Every month, we also review the economic assumptions we use to create and stress test our capital plan. We do this to identify any potential reduction in our capital.

CAPITAL RISK REVIEW

2018 compared to 2017 (unaudited)

Our CET1 capital ratio increased 100bps to 13.2% at 31 December 2018 (2017: 12.2%), with ongoing capital accretion and risk management initiatives leaving us strongly capitalised in the current environment. CET1 capital was broadly in line with the prior year at £10.4bn, with dividend payments largely offset by ongoing capital accretion through retained profits. Our total capital ratio increased to 19.1% at 31 December 2018 (2017: 17.8%).

RWAs decreased £8.2bn, largely as a result of ring-fence transfers (£5.5bn), risk management initiatives (£3.0bn) and the widening of scope of our large corporate risk model earlier in the year. This was partially offset by higher RWAs in the Corporate Centre.

•	Retail Banking RWAs increased in line with customer loan growth.

•

Corporate & Commercial Banking RWAs decreased 12%, largely as a result of ring-fence implementation and risk management initiatives, including SRT securitisations. These actions have positioned the bank prudently, though they will have an economic impact in 2019.

•

Corporate & Investment Banking RWAs decreased 56% to £7.2bn largely as a result of ring-fence transfers and risk management initiatives. Other assets and liabilities of £21.5bn and £20.7bn, primarily relating to derivative contracts, were transferred to Banco Santander London Branch in July 2018. RWAs attributable to customer loans were £5.2bn (2017: £7.2bn). These actions will result in significantly lower future profits for this segment.

•

Corporate Centre RWAs were higher at £8.4bn, due to increases in counterparty risk with more concentrated exposures to Banco Santander London Branch, following derivative business transfers as part of ring-fence implementation. RWAs attributable to non-core customer loans amounted to £1.7bn (2017: £1.0bn) following an increase in Social Housing risk-weights.

Impact of IFRS 9 on regulatory capital

The implementation of IFRS 9 on 1 January 2018 resulted in an initial reduction in our CET1 capital ratio by 8 basis points to 12.13% which, following the application of EU transitional arrangements for the capital impact of IFRS 9, reduced to 12.16%. As a result, the adoption of IFRS 9 did not have a material impact on our capital position.

As our ECL methodology takes account of forward-looking data covering a range of possible economic outcomes, ECL-based provisioning is expected to be more volatile than IAS 39 incurred loss-based provisioning and consequently is likely to impact our CET1 capital levels, resulting in increased pro-cyclicality of risk-based capital and leverage ratios. However, the impact is currently mitigated by our surplus of expected losses over provisions for exposures using IRB approaches. For such exposures (which include residential mortgages) the adverse impact to CET1 capital of provision increases from reserve movements is offset by the associated reduction of the negative CET1 capital adjustment for regulatory expected loss amounts. Furthermore, the EU transitional arrangements for the capital impact of IFRS 9 mean that adverse CET1 effects from increases in ECL-based provisions from the level of such provisions at 1 January 2018 are partially reduced until the end of 2022.

We reflect projections of ECL-based provisions in our capital position forecasting under base case and stress scenarios for ICAAP and capital management purposes and consider the impact of the dynamics of ECL in how we assess, monitor and manage capital risk. We expect IFRS 9 ECL charges to be more volatile than IAS 39 incurred losses. This could result in material favourable and unfavourable swings to our Income Statement. Whilst the initial impacts of IFRS 9 were based on estimates prepared in a supportive economic environment, a period of economic instability could significantly impact our Income Statement and the net carrying amount of our financial assets. It could also impact the amount of capital we have to hold. We take into account the volatility of ECL in our capital planning strategy.

Bank of England stress testing

The results of the latest round of PRA stress tests were released in November 2018. With a stressed CET1 ratio of 10.9% after allowed management actions, on an IFRS 9 transitional basis, we significantly exceeded the PRA threshold requirement of 7.5%. Additionally, with a stressed leverage ratio of 3.9% we exceeded the PRA threshold requirement of 3.26%.

Since the introduction of IFRS 9 on 1 January 2018, the stress test results are published on an IFRS 9 transitional and non-transitional basis, over a five-year stress period to the end of 2022. On an IFRS 9 transitional basis, our lowest post-stress CRD IV end-point CET1 capital ratio was modelled to be 10.8% before management actions and 10.9% after allowed management actions. On an IFRS 9 non-transitional basis, our lowest post-stress CRD IV end-point CET1 capital ratio was modelled to be 9.5% before management actions and 9.7% after allowed management actions. These results are significantly in excess of the CET1 hurdle rate established by the Bank of England of 7.5% on an IFRS 9 transitional basis, and 7.7% on an IFRS 9 non-transitional basis.

For the third year in a row, we had the lowest stressed CET1 ratio impact of all participating firms, demonstrating our resilient balance sheet and prudent approach to risk.

The Bank of England’s CET1 hurdle rate comprises the CRR Pillar 1 minimum of 4.5% together with a Pillar 2A CET1 requirement, an estimate of the applicable Systemic Risk Buffer and an adjustment to offset the pro-cyclical impacts of IFRS 9. We expect that a Pillar 2A requirement of 3.1% and Systemic Risk Buffer will be set in Q1 2019.

On an IFRS 9 transitional basis, our lowest post-stress end-point leverage ratio, over a five-year stress period to the end of 2022, was modelled to be 3.9% both before and after management actions. On an IFRS 9 non-transitional basis, our lowest post-stress end-point leverage ratio, over a five-year stress period to the end of 2022, was modelled to be 3.4% both before and after management actions. We exceeded the leverage threshold established by the Bank of England of 3.26% on an IFRS 9 transitional and 3.25% on an IFRS 9 non-transitional basis. Our leverage ratio was 4.5% at 31 December 2018, broadly consistent with our ratio of 4.4% at 31 December 2017. At 31 December 2018, our leverage exposure was £275.6bn.

Meeting evolving capital requirements

We target a CET1 management buffer that is of sufficient size to absorb market volatility and changes in the regulatory minimum requirement, such as application of any dynamic countercyclical capital buffer (CCyB).

At 31 December 2018, our 7% AT1 permanent write down (PWD) securities benefitted from a £4.9bn (6.2% RWA) CET1 buffer above the 7% trigger. The current CET1 buffer to restrictions on distributions (maximum distributable amount) is £9.0bn (10.6% RWA).

In June 2018 the Bank of England confirmed Santander UK’s non-binding indicative Minimum Requirement for Eligible Liabilities (MREL) requirements. MREL requirements over and above regulatory capital requirements (MREL recapitalisation requirements) are phased in from 2019, and become fully implemented in 2022. We have made major progress to meet MREL recapitalisation requirements. We have issued £9.2bn MREL compliant senior unsecured bonds to date and we are in excess of our January 2019 requirement of £5.8bn (7.4% RWA). Our forward-looking MREL recapitalisation glide path assumes the Pillar 2A requirement remains at 5.6% and is calculated using RWA and UK leverage exposures at 31 December 2018. Based on this set of assumptions, our MREL requirements are driven by leverage from 2019 and switching to the RWA measure from 2022. Santander UK’s indicative MREL excluding CRD IV buffer is currently expected to be 27.2% of RWAs from 1 January 2022. Assuming the current glide path by 2022, we expect to issue a further £4.4bn of senior unsecured bonds to cover the maturities and meet our total 2022 MREL recapitalisation requirement of £10.7bn (13.6% RWA). In addition to meeting our minimum requirement, we intend to have an MREL recapitalisation management buffer in excess of the value of Santander UK Group Holdings plc senior unsecured paper that is due to become MREL ineligible over the following six months.

Key capital ratios (unaudited)

	Santander UK Group Holdings plc		Santander UK plc
	2018%	2017%	2018%	2017%
CET1 capital ratio	13.2	12.2	13.2	12.2
AT1	2.6	2.3	2.2	2.4
Grandfathered Tier 1	0.4	0.5	0.8	0.8
Tier 2	2.9	2.8	4.1	3.8

Total capital ratio	19.1	17.8	20.3	19.2

The total capital difference between Santander UK Group Holdings plc and Santander UK plc was due to the recognition of minority interests. The total subordination available to Santander UK plc bondholders was 20.3% (2017: 19.7%) of RWAs.

Regulatory capital resources

This table shows our regulatory capital.

	2018 £m	2017 £m
CET1 capital instruments and reserves:
- Capital instruments	7,060	7,060
- Retained earnings	6,439	6,399
- Accumulated other reserves and non-controlling interests	431	453

CET1 capital before regulatory adjustments	13,930	13,912

CET1 regulatory adjustments:
- Additional value adjustments	(42)	(70)
- Goodwill (net of tax)	(1,161)	(1,165)
- Other intangibles	(610)	(539)
- Fair value reserves related to gains or losses on cash flow hedges	(251)	(228)
- Negative amounts resulting from the calculation of regulatory expected loss amounts	(599)	(748)
- Gains or losses on liabilities valued at fair value resulting from changes in own credit standing	(67)	(13)
- Deferred tax assets that rely on future profitability excluding timing differences	(20)	(25)
- Defined benefit pension fund assets	(631)	(333)
- Dividend accrual	(18)	(19)
- IFRS 9 Transitional Adjustment	21	—
- Deduction for non-controlling interests	(151)	(152)

CET1 capital	10,401	10,620

AT1 capital instruments:
- Capital instruments	2,041	2,041
- Amount of qualifying items subject to phase out from AT1	593	707
- Regulatory deductions for instruments issued by subsidiary undertakings	(268)	(301)

AT1 capital	2,366	2,447

Tier 1 capital	12,767	13,067

Tier 2 capital instruments:
- Capital instruments	2,888	2,749
- Amount of qualifying items subject to phase out from Tier 2	369	587
- Regulatory deductions for instruments issued by subsidiary undertakings or subject to CRDIV amortisation	(986)	(915)

Tier 2 capital	2,271	2,421

Total regulatory capital(1)	15,038	15,488

(1)	Capital resources include a transitional IFRS 9 benefit at 31 December 2018 of £21m (1 January 2018: £18m).